Exhibit 10.6.4
SCHEDULE OF PROMISSORY NOTES
Containing Provisions Set Forth in Forms of Promissory Note
Filed as Exhibit 10.6.2 and 10.6.3

Promissory Note No.	Type of Promissory Note	Date of Issuance	Principal Amount	Interest Rate
1	Equipment	March 30, 2005	$1,601,828.05	10.65%
2	Computers and Soft Costs	March 30, 2005	$513,384.10	10.65%
3	Equipment	May 4, 2005	$833,152.88	10.30%
4	Computers and Soft Costs	May 4, 2005	$119,989.15	10.30%
5	Equipment	June 27, 2005	$127,664.50	10.23%
6	Computers and Soft Costs	June 27, 2005	$63,560.15	10.23%
7	Equipment	July 27, 2005	$197,555.53	10.49%
8	Computers and Soft Costs	July 27, 2005	$48,576.99	10.49%
9	Equipment	August 30, 2005	$173,901.92	10.56%
10	Computers and Soft Costs	August 30, 2005	$25,830.55	10.56%
11	Equipment	November 21, 2005	$181,637.96	11.01%
12	Computers and Soft Costs	November 21, 2005	$202,658.69	11.01%
13	Equipment	March 31, 2006	$541,101.75	11.18%
14	Computers and Soft Costs	March 31, 2006	$369,157.07	11.18%
15	Equipment	November 30, 2006	$831,902.92	11.30%
16	Computers and Soft Costs	November 30, 2006	$3,169,606.50	11.30%